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                                                                  EXHIBIT 10(23)

                                MGM GRAND, INC.
                                ---------------
                              CONTINUING GUARANTY
                              -------------------


     This Continuing Guaranty ("Guaranty") is made as of September 1, 1995 by the undersigned ("Guarantor"), to and for the benefit of Bank of America Australia Limited (ACN 004 617 341), as agent ("Agent"), and the Banks (as hereinafter defined) party to that certain Credit Agreement dated as of September 1, 1995 among MGM Grand Australia Pty Limited (ACN 069 214 473), a Northern Territory incorporated company ("Borrower"), the Guarantors named in that agreement, the Agent and the Participants party thereto (collectively, together with any successor or assign, the "Banks") (as amended, modified or waived from time to time, the "Credit Agreement"). All terms used herein and not otherwise defined in this Guaranty are used as defined in the Credit Agreement.

                                   RECITALS
                                   --------

     A. Financial accommodations extended by the Banks and the Agent (each, a "Guaranteed Party" and collectively, the "Guaranteed Parties") to Borrower will benefit Guarantor directly and indirectly.

     B. The Guaranteed Parties are willing to extend such financial accommodations to Borrower on the condition that such accommodations be guaranteed by Guarantor.

     NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby agreed and acknowledged, Guarantor hereby agrees as follows:

     1. Guarantor hereby irrevocably and unconditionally guaranties and promises to pay and perform on demand all Indebtedness (as hereafter defined) including, without limitation, all amendments, modifications, supplements,
---------
renewals or extensions of any of them, whether such amendments modifications, supplements, renewals or extensions are evidenced by new or additional instruments, documents or agreements or change the rate of interest on any Guarantied Obligation (as hereinafter defined) or the security therefor, or otherwise. If any or all Indebtedness of Borrower to any Guaranteed Party becomes due and payable, Guarantor unconditionally promises to pay such Indebtedness to such Guaranteed Party, or order, on demand.

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     2.   "Indebtedness" as used herein shall mean all principal, interest, fees, charges, penalties, expenses, payments, and all other amounts due from Borrower to the Guaranteed Parties or any of them from time to time under the Credit Agreement, any other Transaction Document, whether now existing or hereafter arising, whether by reason of amendment or otherwise, whether due or to become due, absolute or contingent, liquidated or unliquidated, or whether Borrower may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations, or whether such indebtedness may be or hereafter become unenforceable, including interest that accrues after the commencement of any bankruptcy or insolvency proceeding against Borrower or any other Person.

     3. The liability of Guarantor under this Guaranty shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

          (a) any lack of legality, validity, enforceability or binding effect of the Credit Agreement, any other Transaction Document or other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness or of any of the Transaction Documents, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Transaction Document including, without limitation, any increase in the Indebtedness or other obligations under the Transaction Documents resulting from the extension of additional credit to Borrower or otherwise;

          (c) any enforcement of any Transaction Document, including the taking, holding or sale of any Mortgaged Property or any termination or release of any Mortgaged Property from the Security Interest created by any Transaction Document, or the non-perfection of any Security Interest created by any Transaction Document;

          (d) any release or termination of any other guaranty or suretyship arrangement; or

          (e) any change, restructuring or termination of the corporate or other structure or existence of Borrower.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Indebtedness is rescinded or must otherwise be returned by any Guaranteed Party or any other Person upon the insolvency, bankruptcy or reorganization of Borrower, Guarantor or otherwise, all as though such payment had not been made.

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     4.   This is a continuing Guaranty relating to any Indebtedness, including
Indebtedness arising under successive transactions which shall either continue the Indebtedness or from time to time renew any portion of it after satisfaction. Any payment by Guarantor shall not reduce its obligations hereunder, unless written notice to that effect be actually received by the Agent at or prior to the time of such payment.

     5. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor, surety or other obligor, or whether Borrower or any other guarantor, surety or other obligor be joined in any such action or actions; and Guarantor waives the benefit of any statute of limitations affecting its liability hereunder.

     6. Guarantor authorizes each of the Guaranteed Parties, without notice or demand and without affecting its liability hereunder, from time to time, either before or after revocation hereof, to (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the principal amount of such Indebtedness or the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Indebtedness guaranteed, and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security; (c) apply such security and direct the order or manner of sale thereof; and (d) release or substitute any one or more of the endorsers, guarantors, sureties or other obligors.

     7.   Guarantor hereby waives, to the extent permitted by applicable law:
(a) any requirement that the Agent, any Guaranteed Party or any other Person protect, secure or insure any Security Interest or any collateral or other property subject thereto or exhaust any right or take any action against Borrower or any other Person or any Security Interest included in the Transaction Documents or the Mortgaged Property; (b) any defense arising by reason of any claim or defense based upon an election of remedies by the Agent or any other Guaranteed Party which in any manner impairs, reduces, releases or otherwise adversely affects its subrogation, contribution or reimbursement rights or other rights to proceed against Borrower or any other Person or any Security Interest included in the Transaction Documents or the Mortgaged Property; (c) any duty on the part of the Agent or any other Guaranteed Party to disclose to Guarantor any matter, fact or thing relating to the business, operation or condition of Borrower or any other party to any of the Transaction Documents and its assets now known or hereafter known by the Agent or any other Guaranteed Party; (d) all promptness, diligence, notice of acceptance and any other notice with respect to any of the

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Indebtedness or any other obligations under the Transaction Documents or this
Guaranty, presentments, demands for performance, notices of nonperformance, protests, notices of protests, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurrence of new or additional Indebtedness; and (f) any right to require the Agent or any Bank to marshall assets in favor of Borrower, Guarantor or any other Person; (g) pursuant to
Section 40.495 of the Nevada Revised Statutes ("NRS"), Guarantor hereby waives and relinquishes all rights and remedies to which Guarantor might otherwise be entitled pursuant to NRS 40.430 or other applicable law; and (h) Guarantor specifically waives its rights under NRS 104.3605, and agrees that the foregoing shall constitute a waiver of discharge under NRS 104.3605(9).

     8. Except as may otherwise be required by NRS Sections 40.475 and 40.485 concerning full and partial satisfaction of indebtedness, which may only be waived after default pursuant to NRS Section 40.495(1), Guarantor hereby irrevocably waives any claim or other rights which it now has or may hereafter acquire against Borrower, whether due or to become due, voluntary or involuntary, absolute or contingent, liquidated or unliquidated, determined or undetermined, for reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of any Guaranteed Party against Borrower or any Security Interest which any Guaranteed Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including without limitation, the right to take or receive from Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount or security shall be paid or delivered to Guarantor or in violation of security shall be paid or delivered to Guarantor in violation of the preceding sentence and the Indebtedness shall not have been paid in full, such amount shall be deemed to have been paid to Guarantor for the benefit of, and held in trust for the benefit of, the Guaranteed Parties and shall forthwith be paid to the Agent for the benefit of the Guaranteed Parties to be credited and applied to the Indebtedness, whether matured or unmatured.

     9. Guarantor agrees that, to the extent that Borrower makes a payment or payments to any Guaranteed Party or any Guaranteed Party receives any proceeds of any Security Interest or the Mortgaged Property, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise required to be repaid to Borrower, the estate, trustee, receiver or either of them, or any other party, including, without limitation, in equity, or under contract, statute or common law, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date

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such initial payment, reduction or satisfaction occurred. Guarantor shall protect, defend and indemnify and hold harmless each Guaranteed Party from and against any claim or loss under this Section 9 (including reasonable attorneys' fees and expenses) in the defense of any such action or suit.

     10. Guarantor acknowledges and agrees that is shall have the sole responsibility for obtaining from Borrower such information concerning its financial condition or business operation, as Guarantor may require, and that no Guaranteed Party has any duty at any time to disclose to Guarantor any information relating to the business operation or financial condition of Borrower.

     11. In the event that all or any part of the Indebtedness at any time is secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, Guarantor authorizes the Guaranteed Parties, upon the occurrence of and during the continuance of any Event of Default, without notice or demand and without affecting any guaranteed obligations of Guarantor hereunder or the enforceability of any Security Interest included in the Transaction Documents or the Mortgaged Property, to enforce in any manner any or all of such Security Interest, including without limitation by transfer or by judicial or nonjudicial sale. Guarantor expressly waives any defenses or benefits that may be derived from NRS Section 40.430 and any other statute or principle of law providing that there shall be but one form of action in connection with the collection of any debt or enforcement of any right secured by a lien on real property, and all other guarantor, suretyship and other defenses it otherwise might or would have under Nevada law or other applicable law. Guarantor expressly waives any right to receive notice of any judicial or nonjudicial enforcement (including without limitation sale or foreclosure) of any real property or interest therein subject to any such deeds of trust or mortgages or other instruments and Guarantor's or any other Person's failure to receive any such notice shall not impair or affect Guarantor's obligations hereunder or the enforceability of this Guaranty or any rights of the Guaranteed Parties created or granted hereby. Guarantor understands that if the Guaranteed Parties enforce against any property securing the Indebtedness, that enforcement may impair or destroy any ability that Guarantor may have to seek reimbursement, contribution or indemnification from Borrower or others based on any right guarantor may have of subrogation, reimbursement, contribution or indemnification for any amount paid by Guarantor under this Guaranty. By executing this Guaranty, Guarantor (i) waives and relinquishes any defense based on the foregoing and agrees that Guarantor will be fully liable under this Guaranty even though the Guaranteed Parties enforce against any property security for the Indebtedness; and (ii) agrees that Guarantor will not asset any such defense in any

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action or proceeding which any of the Guaranteed Parties may commence to enforce this Guaranty. Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this Section and in Sections 7 and 8 are knowingly made in contemplation of such benefits and that such waivers are a material part of the consideration the Guaranteed Parties are receiving for extending financial accommodations to Borrower.

     12. Any obligations of Borrower to Guarantor, now or hereafter existing are hereby subordinated to the Indebtedness. Such obligations of Borrower to Guarantor if the Agent so requests after the occurrence and during the continuance of any Event of Default shall be enforced and performance received by Guarantor as trustee for each of the Guaranteed Parties and the proceeds thereof shall be paid over to the Agent on account of the Indebtedness, but without reducing or affecting in any manner the maximum liability of Guarantor under the other provisions of this Guaranty.

     13. This Guaranty may not be revoked at any time by Guarantor. If Guarantor seeks to revoke, return, or cancel its obligations under this Guaranty, and subsequently any payment or transfer of any interest in property by Borrower to any Guaranteed Party is rescinded or must be returned by such Guaranteed party to Borrower, this Guaranty by Guarantor shall be reinstated with respected to any such payment or transfer, regardless of any such prior revocation, return, or cancellation.

     14.  Guarantor hereby represents and warrants as follows:

          (a)  Corporate Existence and Power. It is a corporation duly organized
               -----------------------------
or formed, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or formed, has all requisite power and authority, including, without limitation, all licenses, permits, franchises, patents, copyrights, trademarks, trade names, consents and approvals, to own its property and assets and to carry on its business as presently conducted and is duly qualified and is in good standing as a foreign corporation and is authorized to do business in each jurisdiction where such qualification or authorization is required, except where the failure to so qualify, to be authorized or to be in good standing would not result in a material adverse effect upon the business, operations, assets or financial or other condition of Guarantor. It has the corporate power to execute, deliver and perform its obligations under this Guaranty.

          (b)  Corporate Authorization; No Contravention.  The execution,
               -----------------------------------------
delivery and performance by it of this Guaranty (i) have been duly authorized by all requisite corporate and, if

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

required, stockholder or other action, and (ii) will not (A) violate (1) any Requirement of Law or its certificate or articles of incorporation or other constitutive documents or its by-laws or regulations, (2) any order of any court, or any rule, regulation or order of any other agency of government bringing upon it, or (3) any provisions of any indenture, agreement or other instrument to which it is a party, or by which it or any of its properties or assets is or may be bound, which violation would be likely to result in a material adverse effect upon its business assets or financial or other condition, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in (ii)(A)(3) above which violation would be likely to result in a material adverse effect upon its business assets or financial or other condition, or (iii) result in the creation or imposition of any Security Interest, charge or encumbrance of any nature whatsoever upon any of its property or assets other than as contemplated by this Guaranty.

          (c)  Governmental Authorization.  All consents and approvals of,
               --------------------------
applications, filings and registrations with, and other actions in respect of, all governmental agencies, authorities or instrumentalities and under any Gaming Laws which are or will be required by it in connection with the execution, delivery and performance of this Guaranty have been or will be, obtained, given, filed or taken and are in full force and effect, other than any which the failure to obtain, give, file or take would not have a material adverse effect upon the legality, validity, binding effect or enforceability of our its ability to perform under this Guaranty or to perform timely its obligations under or in connection with this Guaranty.

          (d)  Binding Effect.  This Guaranty constitutes the legal, valid and
               --------------
binding obligations of Guarantor, enforceable in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity).

          (e)  Litigation.  There are no actions, suits, proceedings, claims or
               ----------
disputes pending, at law, in equity, in arbitration or before any Governmental Agency, against it or its Subsidiaries or any of their respective properties (or to its best knowledge, threatened or contemplated by any Governmental Agency against it or its subsidiaries or any of their respective properties) which:

                    (i) purport to affect or pertain to this Guaranty or any Transaction Document, or any of the transactions contemplated hereby or thereby; or

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                    (ii)      is reasonably likely to have a material adverse
          effect upon (A) the consummation of the transactions contemplated by the Credit Agreement, (B) the legality, validity or enforceability of this Guaranty or any other Transaction Document to which it is a party, or (C) its business, operations, assets or financial or other condition. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Agency purporting to enjoin or restrain the execution, delivery and performance of this Guaranty or any other Transaction Document to which it is a party.

          (f)  Conditions Precedent.  There are no conditions precedent to the
               --------------------
effectiveness of this Guaranty that have not been satisfied or waived.

          (g)  No Reliance. It has, independently and without reliance upon any
               -----------
Guaranteed Party and based on such documents and information as it has deemed appropriate and obtained on its own, made its own credit analysis and decision to enter into this Guaranty.

     15. Guarantor hereby covenants and agrees that it will comply with all of the obligations, requirements and restrictions in the covenants contained in Clause 17 of the Credit Agreement to the extent (if any) that they are applicable to Guarantor. Guarantor further covenants and agrees that it will cause each of its Subsidiaries to comply with all terms of the Credit Agreement and each other Transaction Document, to the extent they are applicable to such Subsidiaries. Guarantor further covenants and agrees that, except as otherwise permitted by the Credit Agreement, it will:

          (a) Unless otherwise delivered by Borrower, deliver to each Guaranteed Party in form and detail satisfactory to the Banks:

                    (i) the documents referred to in Clause 17.1(a) of the Credit Agreement;

                    (ii) promptly, from time to time, such other information regarding the affairs, operations or condition (financial or otherwise) of Guarantor and its Subsidiaries as any Bank may reasonably request and which is capable of being obtained, produced or generated by Guarantor or any of its Subsidiaries or of which any of them has knowledge;

                    (iii) promptly after occurrence, notice of the occurrence of any Potential Event of Default

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          or Event of Default and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto;

          (b) At any time that any Event of Default under the Credit Agreement has occurred and is continuing: (i) not incur, create, assume or permit to exist any Financial Indebtedness (as defined in the Credit Agreement) except Financial Indebtedness (as defined in the Credit Agreement) hereunder, and Financial Indebtedness (as defined in the Credit Agreement) hereunder, and Financial Indebtedness (as defined in the Credit Agreement) in existence at the time of occurrence of such Event of Default; (ii) not incur, crate, assume or permit to exist any Security Interests on any of its property or assets (including stock) now owned or hereafter acquired except Security Interests included in the Transaction Documents and the Mortgaged Property and Security Interests in existence at the time such Event of Default occurs; and (iii) not declare or pay any dividend or make any distribution on its capital stock, or purchase, redeem or otherwise acquire or retire for value any equity interests, or repay any Financial Indebtedness (as defined in the Credit Agreement) owed to any Associate other than Borrower except for Security Interests in existence at the time such Event of Default occurs.

     16. The occurrence and continuance of any one or more of the following events shall constitute an "Event of Default" under this Guaranty:

          (a) Any representation or warranty by Guarantor herein or which is contained in any certificate, document or financial or other statement furnished at any time hereunder, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (b) Guarantor shall fail in any material respect to perform or observe any term, covenant or agreement in this Guaranty and such failure is not remedied within 30 days; or this Guaranty shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or Guarantor or any other Person shall contest in any manner the validity or enforceability hereof or deny that it has any further liability or obligation hereunder; or

          (c) The occurrence and continuance of an Event of Default as such term is defined in that certain Credit Agreement dated as of May 13, 1992, among MGM Grand Hotel Finance Corp., a Nevada corporation, MGM Grand Hotel, Inc., a Nevada corporation, the several financial institutions parties thereto and Bank of America National Trust and Savings

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Association, as agent for such banks, as amended, supplemented, restated or otherwise modified from time to time (the "Finance Credit Agreement"); provided,
                                                                       --------
however, that if the Finance Credit Agreement is terminated, cancelled or
-------
otherwise fails to be in full force and effect at any time, or if Guarantor ceases at any time to be a guarantor under the Credit Agreement, the reference to Finance Credit Agreement in this section shall be to the Finance Credit Agreement as in effect immediately prior to such termination, cancellation, failure or cessation;

     THEN, any and all of Guarantor's obligations under this Guaranty shall become due, payable and enforceable against Guarantor whether or not the Indebtedness is then due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Guarantor.

     17. Each payment made by Guarantor and indefeasibly received by the Guarantied Parties under this Guaranty will offset and satisfy an equivalent payment otherwise due and payable to the Guarantied Parties under the Credit Agreement or any other guaranty of the Indebtedness.

     18. Each Guaranteed Party may, without notice to Guarantor and without affecting Guarantor's obligations hereunder, assign or transfer the Indebtedness and this Guaranty, in whole or in part in accordance with the provisions of the Credit Agreement. Guarantor agrees that each Guaranteed Party may, subject to Clause 31 of the Credit Agreement, disclose to any prospective purchaser or transferee and any purchaser or transferee of all or part of the Indebtedness any and all information in such Guaranteed Party's possession concerning Guarantor, this Guaranty and any security for this Guaranty. Any person who becomes a participant under Clause 31.2 of Clause 31.3 of the Credit Agreement will be a Bank and entitled to the benefit of this Guaranty.

     19. Guarantor agrees to pay all reasonable attorneys' fees, the allocated costs of the Agent's in-house counsel, and all other costs and expenses which may be incurred by any Guaranteed Party in the enforcement of this Guaranty.

     20. If any provision of this Guaranty is determined by court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Guaranty, and all remaining parts shall continue in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.
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     21.  This Guaranty shall be governed by and construed according to the laws of the State of Nevada.


               EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN.


               GUARANTOR:     MGM GRAND, INC.,
                              a Delaware corporation


                              By: /s/ Scott Langsner
                                  -------------------------------
                              Title: Secretary/Treasurer
                                     ----------------------------


                              By: /s/ K. Eugene Shutler
                                  -------------------------------
                              Title: Executive V. P.
                                     ----------------------------


                              Address:  MGM Grand, Inc.
                                        3799 Las Vegas Boulevard
                                        Las Vegas, NV 89109

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